AMERICAN NATIONAL BANKSHARES INC.
                                 628 Main Street
                            Danville, Virginia 24541


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 27, 2004


     Notice is hereby given that the Annual Meeting of Shareholders of American National Bankshares Inc. (the "Corporation") will be held as follows:

                            Place: The Wednesday Club
                                   1002 Main Street
                                   Danville, Virginia 24541

                            Date:  April 27, 2004

                            Time:  11:30 a.m.

     The Annual Meeting is being held for the following purposes:

     1. To elect four (4) directors of the Corporation to serve for a three-year term as Class II Directors; and

     2. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders at the close of business on March 10, 2004 are entitled to notice of and to vote at the Annual Meeting.

     It is important that your shares are represented at the meeting. Accordingly, please sign, date and mail the enclosed proxy in the enclosed postage-paid envelope, whether or not you plan to attend the meeting. If you do attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                                  By Order of the Board of Directors


                                  /s/Brad E. Schwartz
                                  --------------------------------------------
                                  Brad E. Schwartz
                                  Senior Vice President, Secretary & Treasurer

Danville, Virginia
March 22, 2004

                        AMERICAN NATIONAL BANKSHARES INC.

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2004


                                  INTRODUCTION

     This Proxy Statement is furnished in conjunction with the solicitation by the Board of Directors of American National Bankshares Inc. (the "Corporation") of the accompanying proxy to be used at the Annual Meeting of Shareholders of the Corporation (the "Annual Meeting") and at any adjournments thereof. The meeting will be held on Tuesday, April 27, 2004, 11:30 a.m., at The Wednesday Club, 1002 Main Street, Danville, Virginia 24541, for the purposes set forth below and in the Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and the enclosed proxy is March 22, 2004.

Voting Rights of Shareholders

     Only shareholders of record at the close of business on March 10, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the close of business on March 10, 2004, there were 5,643,679 shares of the Corporation's common stock outstanding and entitled to vote at the Annual Meeting. The Corporation has no other class of stock outstanding. Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

     A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote on a matter, and broker non-votes, will count toward a quorum, but will not be included in determining the number of votes cast with respect to such matter.

Revocation and Voting of Proxies

     Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Corporation or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any adjourned session of the Annual Meeting.

Solicitation of Proxies

     The cost of solicitation of proxies will be borne by the Corporation. Solicitation is being made by mail, and if necessary, may be made in person or by telephone, or special letter by officers and employees of the Corporation or its banking subsidiary, American National Bank & Trust Company (the "Bank"), acting on a part-time basis and for no additional compensation.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

     The Corporation's Board of Directors currently consists of 12 persons.
The Board is divided into three classes (I, II and III), each class to be nearly equal in number as possible. The term of office for the Class II directors will expire at the Annual Meeting and the nominees to serve as Class II directors are set forth below. Each of the four Class II nominees currently serves as a director of the Corporation. If elected, the Class II nominees will serve until the 2007 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.

     The persons named in the accompanying proxy will vote for the election of the nominees named below unless authority is withheld. If for any reason the persons named as nominees below should become unavailable to serve, an event that management does not anticipate, proxies will be voted for such other persons as the Board of Directors may designate.

     The Board of Directors recommends the nominees, as set forth below, for election. The Board of Directors recommends that shareholders vote FOR these nominees. The election of each nominee requires the affirmative vote of a plurality of the shares of the Corporation's common stock cast in the election of directors.

     The names of the nominees for election and the other continuing members of the Board of Directors, their principal occupations, their age as of December 31, 2003, and certain other information with respect to such persons are as follows:

                                                                                                           Director
Name                                 Principal Occupation                                       Age        Since
----                                 --------------------                                       ---        --------

Directors of Class II to continue in office until 2007 (Nominees)

Fred A. Blair                        President, Blair Construction, Inc.,                       57         1992
                                     Gretna, VA, commercial building contractor

E. Budge Kent, Jr. *                 Executive Vice President of the Corporation;               64         1979
                                     Executive Vice President and Chief Trust and
                                     Investment Officer of the Bank

Fred B. Leggett, Jr.                 Retired Chairman and Chief Executive Officer,              66         1994
                                     Leggett Stores, Danville, VA, retail department stores

Claude B. Owen, Jr.                  Retired Chairman and Chief Executive Officer,              58         1984
                                     DIMON Incorporated, Danville, VA, leaf
                                     tobacco dealer


Directors of Class I to continue in office until 2006

Willie G. Barker, Jr.                President, Barklea, Inc., Danville, VA, tobacco            66         1996
                                     warehouse

Ben J. Davenport, Jr.                Chairman, First Piedmont Corporation,                      61         1992
                                     Chatham, VA, waste management

                                                                                                           Director
Name                                 Principal Occupation                                       Age        Since
----                                 --------------------                                       ---        --------

Directors of Class I to continue in office until 2006  (continued)

Michael P. Haley                     President and Chief Executive Officer,                     53         2002
                                     MW Manufacturers, Inc., Rocky Mount, VA,
                                     window manufacturer, since June, 2001; prior thereto,
                                     President, American of Martinsville, Martinsville, VA,
                                     furniture manufacturer

Dr. Franklin W. Maddux               Physician; Chairman, Danville Urologic Clinic, PC,         46         2002
                                     healthcare; President, Gamewood, Inc., information
                                     technology services, both Danville, VA


Directors of Class III to continue in office until 2005

Richard G. Barkhouser                President, Barkhouser Motors, Inc.,                        72         1980
                                     Danville, VA, automobile dealership

H. Dan Davis *                       Retired Executive Vice President of the Corporation        66         1996
                                     and Senior Vice President of the Bank; Retired as
                                     Consultant to the Corporation and the Bank in April,
                                     2003

Lester A. Hudson, Jr.                Professor and Wayland H. Cato Chair of Leadership,         64         1984
                                     McColl Graduate School of Business, Queens University
                                     of Charlotte, Charlotte, NC, since August, 2003; prior
                                     thereto, Professor of Strategy, Clemson University,
                                     Clemson, SC

Charles H. Majors *                  President and Chief Executive Officer of the               58         1981
                                     Corporation and the Bank


Board Independence

     The Corporation's Board of Directors has determined that, except for current or former executive officers of the Corporation who are directors (Messrs. Davis, Kent, and Majors), each other director is independent within the Nasdaq director independence standards, as currently in effect, and within the Corporation's director independence standards, as established and monitored by the Corporation's Corporate Governance and Nominating Committee. An * next to each name above indicates those directors not considered independent.

Board Members Serving on Other Publicly Traded Company Boards of Directors

     Certain of the Corporation's directors are also directors of other publicly traded companies. Ben J. Davenport, Jr. has been a director of Intertape Polymer Group Inc. since 1994. Lester A. Hudson, Jr. has been a director of American Electric Power Company, Inc. since 1987. Michael P. Haley has been a director of Stanley Furniture Company, Inc. since 2003.

Board of Directors and Committees

     Directors are expected to devote sufficient time, energy and attention to ensure diligent performance of their duties including attendance at Board and committee meetings. The Board of Directors of the Corporation met seven times during 2003. Executive sessions of non-employee Directors were convened on two occasions in 2003. Directors are encouraged to attend shareholders' meetings, and nine directors attended the 2003 Annual Meeting of Shareholders. The Board of Directors of the Bank, which consists of all members of the Corporation's Board, met fourteen times during 2003.

     The Boards of Directors of the Corporation and the Bank have established various committees, including the Audit and Compliance Committee, the Corporate Governance and Nominating Committee, and the Human Resources and Compensation Committee. All incumbent directors and director nominees attended more than 75% of the aggregate total number of meetings of the Boards of Directors and committees on which they served in 2003. Information on the above committees and the committee members is detailed below:

     The Audit and Compliance Committee met five times in 2003. This committee currently consists of Messrs. Barker, Blair and Haley. Mr. Blair serves as the Chairperson. The committee reviews significant audit, accounting and compliance principles, policies and practices, is directly responsible for engaging and monitoring the independent auditors of the Corporation and the Bank, and provides oversight of the internal auditing and compliance functions. A more detailed description of the functions of this committee is contained under the heading "Report of the Audit and Compliance Committee." All of the members of this committee are considered independent within the meaning of Securities and Exchange Commission ("SEC") regulations, the listing standards of Nasdaq, and the Corporation's Corporate Governance Guidelines. Mr. Haley, a member of the committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined that he has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq. The charter of the Audit and Compliance Committee is attached as an appendix to this proxy statement and is also available at the Corporation's website at www.amnb.com. Select the "American National Bankshares Inc." icon for access to the charter.

     The Corporate Governance and Nominating Committee met two times in 2003. Current members of the committee are Messrs. Barkhouser, Maddux and Owen. Mr. Barkhouser serves as the Chairperson. The committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Corporation's Corporate Governance Guidelines. In addition, the committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The committee also supervises the Board's annual review of director independence and oversees the Board's performance self-evaluation. All the members of this committee are considered independent within the meaning of SEC regulations, the standards of Nasdaq, and the Corporation's Corporate Governance Guidelines. The charter of the Corporate Governance and Nomination Committee is available at the Corporation's website at www.amnb.com. Select the "American National Bankshares Inc." icon for access to the charter.

     The Human Resources and Compensation Committee met three times in 2003. This committee currently consists of Messrs. Barkhouser, Davenport and Hudson. Mr. Hudson serves as the Chairperson. The Human Resources and Compensation Committee recommends to the independent directors the compensation of the Chief Executive Officer and approves all other executive officers' compensation and recommends to the Board promotions, directors' compensation and related personnel matters. Each director who served on the Human Resources and Compensation Committee during 2003 qualifies as a "non-employee director" as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is an "independent director" as such term is defined in NASD Rule 4200(a)(15). A more detailed description of the functions of this committee is contained under the heading "Report of the Human Resources and Compensation Committee on Executive Compensation." The charter of the Human Resources and Compensation Committee is available at the

Corporation's website at www.amnb.com. Select the "American National Bankshares Inc." icon for access to the charter.

Board Compensation

     In 2003, all non-officer directors, except Mr. Davis, received a monthly retainer of $600 for their service on the Board of Directors of the Corporation and an attendance fee of $400 for each committee meeting and Bank Board meeting attended. Officer members of the Board of Directors are not paid separately for their service on the Board or its committees. Non-officer directors are excluded from the Bank's retirement plan and, therefore, do not qualify for pension benefits.

     Mr. Davis, an Executive Vice President of the Corporation and Senior
Vice President of the Bank prior to his retirement on December 31, 1997, has been a senior consultant to the Corporation and the Bank and has received $5,500 monthly for his services as a consultant. Mr. Davis received compensation for his services as a consultant until March 14, 2003. As of April 2003, Mr. Davis began receiving the regular monthly retainer and attendance fees for non-officer directors. See "Related Party Transactions."

Directors Nomination Process

     The Corporation's Board of Directors has adopted, as a part of its Corporate Governance Guidelines, a process related to director nominations (the "Nominations Process"). The purpose of the Nominations Process is to describe the manner by which candidates for possible inclusion in the Corporation's recommended slate of director nominees (the "Candidates") are selected. The Nominations Process is administered by the Corporate Governance and Nominated Committee (the "Governance Committee") of the Board.

     The Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board may, at any time, notify the Corporation's President and Chief Executive Officer or any member of the Governance Committee in writing with whatever supporting material the shareholder considers appropriate. The Governance Committee will also consider whether to recommend to the Board the nomination of any person nominated by a shareholder pursuant to the provisions of the Corporation's bylaws relating to shareholder proposals as described below under "Shareholder Communications and Proposals".

     Once the Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. The initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee members' knowledge of the prospective candidate, which may be supplemented by inquiries to the person making such recommendation or others. The preliminary determination is based primarily on the need for additional board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. The Committee may seek additional information about the prospective nominee's background and experience. The Committee then evaluates the prospective nominee against the criteria set out in the Corporation's Corporate Governance Guidelines, including independence, age, diversity, availability for time commitment, skills such as an understanding of the financial services industry, general business knowledge and experience, all in a context of an assessment of the perceived needs of the Board at that point in time. In connection with this evaluation, the Committee determines whether to interview the prospective nominee, and if warranted, one or more members of the Committee will conduct such interview. After completing the evaluation, the Committees makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation of the Committee.

                               SECURITY OWNERSHIP

     As of March 10, 2004, no shareholder beneficially owned 5% or more of the Corporation's common stock other than Ambro and Company, the nominee name which American National Bank and Trust Company uses to register the securities it holds in a fiduciary capacity for customers. Ambro and Company beneficially owned 1,081,914 shares of the Corporation's common stock, or 19.17% of the outstanding shares, as of March 10, 2004. Of this amount, 285,256 shares may be voted by existing co-fiduciaries. The Bank may not vote the remaining shares, but co-fiduciaries may be qualified for the sole purpose of voting all or a portion of these remaining shares at the Annual Meeting. The address of Ambro and Company is P.O. Box 191, Danville, Virginia 24543.

     The following table sets forth, as of March 10, 2004, the beneficial ownership of the Corporation's common stock by all directors and nominees for director, all named executive officers of the Corporation (see "Summary Compensation Table") and all directors and executive officers of the Corporation as a group.


                                                                      Shares of
                                                                    Common Stock         Percent
     Name of Beneficial Owner                                    Beneficially Owned      of Class
     ------------------------                                    ------------------      --------

     Willie G. Barker, Jr.  ...........................                28,200                *
     Richard G. Barkhouser  ...........................               188,200              3.33%
     Fred A. Blair  ...................................                 4,765                *
     Ben J. Davenport, Jr.  ..........................                 24,213                *
     H. Dan Davis  ....................................               128,104              2.27%
     Dabney T. P. Gilliam, Jr.  .......................                 9,513                *
     Michael P. Haley  ................................                 1,059                *
     Jeffrey V. Haley  ................................                15,146                *
     Lester A. Hudson, Jr.  ...........................                 9,804                *
     E. Budge Kent, Jr.  ..............................                46,792                *
     Fred B. Leggett, Jr.  ............................                12,332                *
     Charles H. Majors  ...............................                67,582              1.20%
     Dr. Franklin W. Maddux  ..........................                 2,400                *
     Claude B. Owen, Jr.  .............................                15,632                *
     Brad E. Schwartz  ................................                 6,260                *
     All directors and named officers
         as a group ...................................               562,102              9.96%

                                                         *Represents less than one percent ownership

----------------------------------
     (1) For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security, or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.
     (2) Includes shares held by affiliated corporations, close relatives and children, and shares held jointly with spouses, or as custodians or trustees, as follows: Mr. Barkhouser, 23,376 shares; Mr. Blair, 300 shares; Mr. Davis, 40,704 shares; Mr.
          Jeffrey Haley, 334 shares; Mr. Kent, 1,387 shares; Mr. Leggett,
          11,568 shares; Mr. Majors, 3,137 shares; Dr. Maddux, 1,100 shares; and Mr. Owen, 4,200 shares.
     (3) Includes shares that may be acquired pursuant to currently exercisable stock options: Mr. Majors, 50,200 shares; Mr. Kent, 14,700 shares; Mr. Gilliam, 9,350 shares; Mr. Jeffrey Haley, 12,200 shares;
          Mr. Schwartz, 5,500 shares; all directors and executive officers as a group, 93,950 shares.

                 REPORT OF THE HUMAN RESOURCES AND COMPENSATION
                       COMMITTEE ON EXECUTIVE COMPENSATION

     The Human Resources and Compensation Committee of the Board of
Directors is responsible for establishing and approving the compensation of executive officers of the Corporation. Each director who served on the Human Resources and Compensation Committee during 2003 qualifies as a "non-employee director" as such term is defined in Rule 16b-3 promulgated under the Exchange Act, and as an "independent director" as such term is defined in NASD Rule 4200(a)(15).

     This committee considers a variety of factors and criteria in arriving at its decisions and recommendations for compensation. In making its decisions and recommendations regarding compensation, the Committee attempts to align the interests of the Corporation's executive officers with those of the Corporation and its shareholders. The Committee believes that increases in earnings per share, dividends, and net equity improve shareholder market value and, accordingly, compensation should be structured to enhance the profitability of the Corporation and the total return to the shareholders.

     Executive officer compensation generally consists of salary, participation in the Bank's profit sharing plan, stock options, incentive compensation and benefits. The profit sharing and incentive compensation plans are approved by the Board of Directors, upon recommendation by the Human Resources and Compensation Committee. Under a separate plan for the Chief Executive Officer approved by the Committee and by the Board of Directors, the Chief Executive Officer was eligible to receive incentive compensation for 2003 based upon the total return for the shareholders. The shareholders' total return did not meet the minimum threshold set in the plan, so the Chief Executive Officer did not receive incentive compensation in 2003. The other executive officers received incentive compensation in 2003 because the Corporation and the officers achieved certain performance and profitability goals. The Chief Executive Officer and the other executive officers may be eligible to receive incentive compensation if certain performance and profitability goals are attained in 2004. Certain key executive officers are eligible to participate in the Executive Compensation Continuation Plan described below under "Executive Compensation". The Bank, a wholly owned subsidiary of the Corporation, directly pays all compensation and no officer receives any compensation from the Corporation.

     The Committee conducts an annual evaluation of the performance and effectiveness of the Chief Executive Officer. The Committee evaluated the performance of the Chief Executive Officer based on the financial performance of the Corporation, achievements in implementing the strategic plan of the Corporation and the Bank, and the personal observations of the Chief Executive Officer's performance by the members of the Committee. No particular weight was given to any aspect of the performance of the Chief Executive Officer, but his performance in 2003 was evaluated as very positive during a challenging year, with significant achievements in implementing the strategic plan.

     In considering compensation for the Chief Executive Officer and the other executive officers of the Corporation, the Committee relied on an evaluation of the officers' level of responsibility and performance and on comparative compensation information, including the Virginia Bankers Association's Salary Survey of Virginia Banks and the SNL Bank Compensation Review. In considering executive officer compensation other than the Chief Executive Officer, the Committee also receives and takes into account the individual compensation recommendations from the Chief Executive Officer.

     After considering the above information and evaluating the performance of the Corporation's executive officers during 2003, the Committee recommended the Chief Executive Officer's 2004 compensation for approval by the independent members of the Board of Directors. The Committee also approved the other executive officers' 2004 compensation.

     The Committee's policy on the tax deductibility of compensation for the Chief Executive Officer and other executive officers is to maximize the deductibility, to the extent possible, while preserving the Corporation's flexibility to maintain a competitive compensation program. The Corporation expects all executive compensation paid or awarded during 2003 to be fully deductible.

                   Human Resources and Compensation Committee

                              Richard G. Barkhouser
                              Ben J. Davenport, Jr.
                              Lester A. Hudson, Jr.

Compensation Committee Interlocks and Insider Participation

     No member of the Human Resources and Compensation Committee of the Board of Directors is a current or former officer or employee of the Corporation. No member of the Committee or executive officer of the Corporation has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                          Comparative Stock Performance

     The following graph compares the Corporation's cumulative total return to its shareholders with the returns of three indexes for the five-year period ended December 31, 2003. The cumulative total return was calculated taking into consideration changes in stock price, cash dividends, stock dividends and stock splits since December 31, 1998. The three indexes are the Standard & Poor's 500 Stock Index, the NASDAQ Index, and the Carson Medlin Company's Independent Bank Index, consisting of 22 independent banks located in Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia.

                                            1998        1999       2000        2001        2002        2003
                                           ------      ------     ------      ------      ------      ------

     American National Bankshares Inc.     $ 100       $ 115      $  95       $ 126       $ 181       $ 187
     Independent Bank Index                  100          94         89         110         136         176
     S&P 500 Index                           100         121        110          97          76          97
     NASDAQ Index                            100         185        112          89          61          92


                             Executive Compensation

     The following table provides information on the total compensation paid or accrued during the years indicated below to the President and Chief Executive Officer and the four other most highly compensated executive officers of the Corporation (the "named executive officers").

Summary Compensation Table

                                                                                         Long-Term
                                                                                         Compensation
                                                                                         --------------
                                                             Annual Compensation (1)     Securities
Name and                                                     -----------------------     Underlying         All Other
Principal Position                                  Year     Salary ($) Bonus ($)(2)     Options (#)(3)     Compensation ($)(4)
------------------                                  ----     ---------- ------------     --------------     -------------------

Charles H. Majors                                   2003     $258,077       $ 20,952           10,000          $ 8,477
President & Chief Executive Officer                 2002      235,000         68,710           10,000            7,977
of the Corporation and the Bank                     2001      210,915         35,533                -            7,525

E. Budge Kent, Jr.                                  2003     $128,410       $ 10,841            4,000          $ 7,416
Executive Vice President of the                     2002      124,950         11,543            1,000            7,305
Corporation; Executive Vice President and Chief     2001      116,870         19,361            3,000            6,876
Trust & Investment Officer of the Bank

Dabney T. P. Gilliam, Jr.                           2003     $108,692       $  9,387            5,000          $ 3,927
Senior Vice President of the                        2002      105,000          9,700            5,000            3,815
Corporation; Senior Vice President                  2001       98,078         17,633            3,000            3,072
& Chief Banking Officer of the Bank

Jeffrey V. Haley                                    2003     $103,692       $  8,967            5,000          $ 3,651
Senior Vice President of the Corporation;           2002      100,000          9,238            4,000            3,417
Senior Vice President & Chief                       2001       84,920         15,185            3,000            2,897
Administrative Officer of the Bank

Brad E. Schwartz (5)                                2003     $103,692       $  8,953            5,000          $ 3,531
Senior Vice President, Chief Financial              2002      100,000          9,238            7,000           14,029
Officer & Secretary of the Corporation; Senior      2001       27,692          4,752              -0-              111
Vice President & Chief Financial  Officer of
the Bank
-----------------------------
(1) No officer received perquisites or other personal benefits in an amount greater than the lesser of (a) $50,000 or
    (b) 10% of such officer's total salary plus bonus.
(2) Includes accrued payments of profit sharing (bonus) and incentive compensation. In 2003, the profit sharing (bonus)
    plan provided that an amount equal to 6.50% of the Bank's net income (after taxes, but before deducting profit sharing and its related tax effect), less the Bank's 401(k) contributions, be paid to full-time officers and employees. Incentive compensation represented payments to officers based on the Corporation achieving certain stock or financial performance goals and on the officer meeting stated individual goals. The total expense, paid or accrued, for the profit-sharing plan and incentive compensation payments for all employees for 2003 amounted to $513,948.
(3) The Corporation grants options pursuant to the Corporation's Stock Option Plan, which was approved by shareholders at the 1997 annual meeting.
(4) Includes for 2003: (i) $6,000, $3,852, $3,261, $3,111 and $3,111 accrued on behalf of Messrs. Majors, Kent, Gilliam,
    Haley and Schwartz, respectively, under the Bank's 401(k) plan; and (ii) $2,477, $3,564, $666, $540 and $420 in taxable compensation for term life insurance over $50,000 paid by the Bank on behalf of Messrs. Majors, Kent, Gilliam, Haley and Schwartz, respectively.
(5) Mr. Schwartz became employed by the Corporation and the Bank in September, 2001.


Stock Option Plan

     The Corporation maintains a stock option plan (the "Plan") that is designed to attract and retain qualified personnel in key positions, provide employees with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and the Bank and reward employees for outstanding performance and the attainment of targeted goals. The Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code of 1986 ("incentive stock options"), as well as non-qualified stock options.

     The Plan was approved by shareholders at the April 1997 Annual Meeting, and is administered by a committee of the Board of Directors of the Corporation comprised of non-employee directors. Unless sooner terminated, the Plan is in effect until December 31, 2006. Under the Plan, the committee determines which employees will be granted options, whether such options will be incentive or non-qualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. In general, the per share exercise price of an incentive stock option must be at least equal to the fair market value of a share of common stock on the date the option is granted.

     Stock options shall become vested and exercisable in the manner specified by the committee. In general, each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant.

Stock Option Grants in 2003

     The following table provides information concerning stock options granted to the named executive officers during 2003.

                                                                                                    Potential Realizable Value
                                                                                                    at Assumed Annual Rates of
                                     Number of          % of Total                                          Stock Price
                                    Securities            Options         Exercise                       Appreciation for
                                    Underlying          Granted to        or Base                           Option Term
                                      Options          Employees in        Price       Expiration
Name                                Granted (#)         Fiscal Year      ($/Share)        Date
----                                -----------        ------------      ---------    -----------   --------------------------
                                                                                                       5% ($)         10% ($)
                                                                                                    ----------      ----------
Charles H. Majors                      10,000              21.53%         $ 26.20       12/16/13     $ 164,770      $ 417,561
E. Budge Kent, Jr.                      4,000               8.61%           26.20       12/16/13        65,908        167,024
Dabney T. P. Gilliam, Jr.               5,000              10.76%           26.20       12/16/13        82,385        208,780
Jeffrey V. Haley                        5,000              10.76%           26.20       12/16/13        82,385        208,780
Brad E. Schwartz                        5,000              10.76%           26.20       12/16/13        82,385        208,780


Stock Option Exercises in 2003 and Year-End Option Values

         The following table shows certain information with respect to the number and value of unexercised options held at year-end by the named executive officers.

                                                                  Number of Securities               Value of Unexercised
                                                                 Underlying Unexercised                  In-the-Money
                                                                       Options at                         Options at
                                 Shares                           December 31, 2003 (#)            December 31, 2003 ($) (1)
                              Acquired on       Value        -----------------------------       -----------------------------
Name                           Exercise (#)  Realized ($)     Exercisable    Unexercisable        Exercisable    Unexercisable
----                          -------------  ------------    ------------    -------------       ------------    -------------
Charles H. Majors                 2,000       $ 14,460          50,200           10,000           $ 467,541               -
E. Budge Kent, Jr.                    -              -          14,700            4,500             146,474               -
Dabney T. P. Gilliam, Jr.             -              -           9,350            6,500              71,153               -
Jeffrey V. Haley                      -              -          12,200            6,500             112,638               -
Brad E. Schwartz                      -              -           5,500            6,500              24,520               -
-------------------
(1) The value of unexercised in-the-money options is calculated by multiplying the number of unexercised options at December
    31, 2003 by the difference in the closing price of the Corporation's common stock reported at the close of business on
    December 31, 2003 ($26.08 per share) and the exercise price of the unexercised in-the-money options.


Retirement Plan

     The Bank's retirement plan is a non-contributory defined benefit pension plan which covers salaried and regular hourly employees of the Bank who are 21 years of age or older and who have had at least one year of service. Advanced funding is accomplished by using the actuarial cost method known as the collective aggregate cost method.

     As of December 31, 2003, the normal retirement benefit formula was 1.3% per year of service times compensation plus .65% per year of service times compensation in excess of social security covered compensation with years of service limited to 35. At normal retirement, the monthly benefit is calculated based on any consecutive five-year period that will produce the highest average rate of basic monthly compensation. Basic monthly compensation includes salary but excludes incentive and bonus compensation. Annual compensation at December 31, 2003 was also limited to $200,000 by Internal Revenue Service regulations. Cash benefits under the plan generally commence on retirement at age 65, death, or termination of employment. Partial vesting of the retirement benefits under the plan occurs after three years of service and full vesting occurs after seven years of service. As of December 31, 2003, the named executive officers have completed the following years of credited service under the Bank's retirement plan: Mr. Majors, 11; Mr. Kent, 35; Mr. Gilliam, 4; Mr. Haley, 7; and Mr. Schwartz, 2.

     The following table illustrates the estimated annual benefits payable to an employee retiring on December 31, 2003 at normal retirement age in the following specified compensation and years of service classifications:


           5 Year                                            Years of Credited Service
           Average               -------------------------------------------------------------------------------
           Salary                    15                 20                25                30               35
     -------------------             --                 --                --                --               --

         $  50,000               $ 10,338           $ 13,784          $ 17,230          $ 20,676         $ 24,122
            75,000                 17,651             23,534            29,418            35,301           41,185
           100,000                 24,963             33,284            41,605            49,926           58,247
           125,000                 32,276             43,034            53,793            64,551           75,310
           150,000                 39,588             52,784            65,980            79,176           92,372
           175,000                 46,901             62,534            78,168            93,801          109,435
          $200,000               $ 54,213           $ 72,284          $ 90,355          $108,426         $126,497


Deferred Compensation Plan

     The Board of Directors of the Bank adopted the Executive Compensation Continuation Plan, a non-contributory deferred compensation plan, in 1982. Under the plan, certain key executives who, in the opinion of the Board of Directors, are making substantial contributions to the overall growth and success of the Corporation and the Bank and who must be retained in order to expand and continue satisfactory long-term growth are eligible to receive benefits afforded by the plan. Under agreements with eligible key executives pursuant to this plan, if any such executive dies or retires while employed by the Corporation, such executive or his designated beneficiary will receive annual payments commencing at death or retirement and continuing for 10 years. Messrs. Majors and Kent, respectively, or their designated beneficiaries, will receive an annual benefit of $50,000 and $25,000 per year for 10 years commencing at each officer's retirement or death.

Termination and Change in Control Arrangements

     The Corporation recognizes that, as a publicly held corporation in the financial services industry, there exists the possibility of a change in the control of the Corporation. In order to minimize such uncertainty among senior management and to promote continuity in the event of a control change transaction, the Corporation has entered into agreements with each of the named executive officers.

     The terms of the agreements are only effective upon a change of control and for three years thereafter. A "change of control" is defined with reference to a change in the composition of the Board of Directors, a change in the ownership of a majority of the Corporation's voting stock or a sale of a majority of the Corporation's assets. The agreements provide that each executive officer's base salary and profit sharing and incentive compensation cannot be reduced during such three year period. The agreements also provide for the executive officers to receive continued salary and benefits if their employment is terminated without cause during the term of the agreements. If employment is terminated during the first year after a control change, Mr. Majors will receive continued salary and benefits for 24 months after such termination and the other executive officers will receive continued salary and benefits until the second anniversary of the change of control. If the termination of employment occurs more than 12 months after the control change, Mr. Majors will receive continued salary and benefits until the third anniversary of the control change and the other executive officers will receive continued salary and benefits until the earlier of the first anniversary of termination of employment or the third anniversary of the control change. Other executive officers include the named officers Messrs. Kent, Gilliam, Haley, and Schwartz as well as R. Helm Dobbins,

Senior Vice President of the Corporation and Senior Vice President and Chief Credit Officer of the Bank.

     The agreements also provide for continued salary and benefits if the executive officer resigns under certain circumstances. Beginning in the fourth month after a control change and through the twelfth month after the transaction, each executive officer may resign for any reason and receive continued salary and benefits for 24 months (in the case of Mr. Majors) or 12 months (in the case of the other executives). After the first anniversary of the control change, an executive officer may resign and receive continued salary and benefits for the same period (but not beyond the third anniversary of the control change) if his resignation is on account of a reduction in the executive's compensation, a required relocation of his office more than thirty miles from Danville, Virginia or a reduction in the duties or title assigned to him as of the first anniversary of the control change.

     In all events, the amounts payable under the agreements are governed by two limitations. First, no amounts will be paid under an agreement for any period after the executive attains age 65. Second, no amounts will be paid under the agreements to the extent that the benefits would exceed the Internal Revenue Code's limit on "parachute" payments.

                           RELATED PARTY TRANSACTIONS

     Some of the directors and officers of the Corporation and the companies with which they are associated were customers of, and had banking transactions with, the Bank in the ordinary course of the Bank's business during 2003. All loans and commitments to lend included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the management of the Corporation, do not involve more than a normal risk of collectibility or present other unfavorable features.

     H. Dan Davis, a director of the Corporation and the Bank, was an Executive Vice President of the Corporation and Senior Vice President of the Bank prior to his retirement on December 31, 1997. Pursuant to a consulting agreement between the Corporation and Mr. Davis, entered into in connection with the merger with Mutual Savings Bank, Mr. Davis served as a consultant to the Corporation and the Bank until March 14, 2003, and during his service he received $5,500 monthly. As of March 15, 2003, Mr. Davis no longer served in this capacity.

                  REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

     The Audit and Compliance Committee assists the Board of Directors in its oversight of (1) the integrity of the Corporation's financial statements and its financial reporting and disclosure practices, (2) the appointment, compensation, retention and oversight of the independent accountants engaged to prepare or issue an audit report on the financial statements of the Corporation,
(3) the soundness of the Corporation's systems of internal controls regarding finance and accounting compliance, (4) the independence and performance of the Corporation's internal audit staff, and (5) compliance with significant applicable legal, ethical, and regulatory requirements. The committee strives to provide an open avenue of communication between the Board of Directors, management, the internal auditor, the compliance officer, and the independent accountants.

     All of the members of this committee are considered independent within the meaning of SEC regulations, the listing standards of Nasdaq, and the Corporation's Governance Guidelines. All are considered an "independent director", as defined by Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s listing standards.

     Mr. Michael P. Haley, a member of the committee, is qualified as an audit committee financial expert within the meaning of SEC regulations and the Board has determined he has accounting and related financial management expertise within the meaning of the listing standards of Nasdaq.

     The Audit and Compliance Committee has reviewed and discussed with management the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2003. The committee has discussed with Yount, Hyde and Barbour, P.C., the Corporation's independent accountants during fiscal year 2003, the matters required to be discussed by Statement of Auditing Standards No. 61, Communications with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee received from Yount, Hyde and Barbour, P.C. and reviewed the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Yount, Hyde and Barbour, P.C. the auditing firm's independence.

     Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors that the Corporation's audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003 and be filed with the SEC.

     The Audit and Compliance Committee pre-approves all audit, audit related, and tax services on an annual basis, and in addition, authorizes individual engagements that exceed pre-established thresholds. Any additional engagement that falls below the pre-established thresholds must be reported by management at the Audit and Compliance Committee meeting immediately following the initiation of such an engagement.

     A copy of the Audit and Compliance Committee charter, as amended, is included as an Appendix to this Proxy Statement.


                         Audit and Compliance Committee

                              Willie G. Barker, Jr.
                                  Fred A. Blair
                                Michael P. Haley


                         Independent Public Accountants

     The Audit and Compliance Committee of the Board of Directors of the Corporation annually considers and recommends to the Board the selection of the Corporation's independent public accountants. On April 22, 2003, the Board of Directors of the Corporation, upon recommendation by the Audit and Compliance Committee, selected Yount, Hyde and Barbour, P.C. to serve as the Corporation's independent public accountants for the fiscal year ending December 31, 2003.

     During the fiscal year ending December 31, 2001, and the subsequent interim period through May 15, 2002, the Corporation was served by Arthur Andersen LLP ("Andersen"). On May 15, 2002, the Audit and Compliance Committee decided to no longer engage Andersen as the Corporation's independent public accountant, due to the potential insolvency of Andersen. During the periods listed above, there were no disagreements between the Corporation and Andersen on any matter of accounting principles, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the matter of the disagreement in connection with their reports. Andersen's reports on the Corporation's consolidated financial statements for the year ended 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Corporation's fiscal year ending December 31, 2001 and subsequent interim period through May 15, 2002. During this time period, the Corporation did not consult with Yount, Hyde and Barbour, P.C. or any other accountants, regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Representatives of Yount, Hyde and Barbour, P.C. will be present at the Annual Meeting and they will have an opportunity to make a statement if they so desire. The representatives also will be available to respond to appropriate questions.

Fees to Independent Auditors for Fiscal 2003 and 2002

     Yount, Hyde and Barbour, P.C. audited the financial statements included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, reviewed the Corporation's quarterly reports on Form 10-Q, and reviewed the Corporation's compliance with their formal review of internal controls required by federal banking law.

     The following table presents aggregate fees paid or to be paid by the Corporation and the Bank for professional services rendered by Yount, Hyde and Barbour, P.C. for the audit of the Corporation's annual financial statements for 2003 and 2002 and fees billed for audit-related services, tax services and all other services rendered by Yount, Hyde and Barbour, P.C. for 2003 and 2002.

                                          2003                2002
                                        -------             -------
     Audit Fees                         $61,550             $59,500
     Audit-related Fees                  14,000              15,573
     Tax Fees                             6,750               6,500
     All Other Fees                           -                   -

     All non-audit services provided by Yount, Hyde and Barbour, P.C.
described above were approved by the Audit and Compliance Committee, which concluded that the provision of such services is compatible with maintaining the independence of Yount, Hyde and Barbour, P.C. The fees listed above as audit-related fees include the fees to perform agreed upon procedures related to
(1) the Federal Home Loan Bank of Atlanta collateral verification, (2) an annual internal control review required under FDICIA, and (3) the annual Housing and Urban Development filing review. The fees listed above as tax fees are for the preparation of the annual consolidated federal and state income tax returns.


                                 CODE OF CONDUCT

     We have adopted a Code of Conduct, which applies to all directors and employees of the Corporation and the Bank. A portion of the Code of Conduct has special provisions for senior financial officers of the Corporation and the Bank, which applies to the Corporation's principal executive officer and principal financial officer as well as the Bank's Controller or person performing similar functions for the Corporation and or the Bank. The Code of Conduct for senior financial officers meets the requirements of a "code of ethics" as defined by Item 406 of Regulation S-K. The Code of Conduct is available at the Corporation's website at www.amnb.com. Select the "American National Bankshares Inc." icon for access.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Under the federal securities laws, the Corporation's directors and executive officers are required to report their beneficial ownership of Corporation common stock and any changes in that ownership to the SEC. Specific dates for such reporting have been established by the SEC, and the Corporation is required to report in this Proxy Statement any failure to file by the established dates during 2003. In 2003, all of these filing requirements were satisfied by the Corporation's directors and executive officers. In making this statement, the Corporation has relied on the written representations of its incumbent directors and executive officers and copies of the reports that have been filed with the SEC.


                      SEPARATE COPIES FOR BENEFICIAL OWNERS

     Pursuant to SEC rules, institutions that hold shares in "street name" for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of the Proxy Statement or Annual Report by writing the Corporation at Investor Relations, P.O. Box 191, Danville, Virginia 24543 or by telephoning 1-434-773-2220.


                    SHAREHOLDER COMMUNICATIONS AND PROPOSALS

     Shareholders interested in communicating directly with the Corporate Governance and Nominating Committee, which is charged with handling all such communication to non-management members of the Board of Directors of the Corporation, may do so in writing to Corporate Governance and Nominating Committee, P.O. Box 191, Danville, Virginia, 24543.

     The Corporate Governance Committee has approved a process for handling correspondence received by the Corporation and addressed to non-management members of the Board. Under the process, the Assistant Secretary of the Corporation will forward all mail specifically addressed to a member of the Board of Directors. If correspondence is specifically addressed only to a committee, the Assistant Secretary of the Corporation will forward the mail to the chairperson of said committee. If any mail is received that is addressed only to "Board of Directors", or "Non-Management Member of the Board of Directors", said mail will be forwarded by the Assistant Secretary of the Corporation to the Chairperson of the Corporate Governance and Nominating Committee. Correspondence relating to accounting, internal controls or auditing matters are brought to the attention of the Chairperson of the Audit and Compliance Committee with respect to such matters.

     To be considered for inclusion in the Corporation's proxy statement relating to the 2005 Annual Meeting, shareholder proposals, including recommendations for director nominees, must be received by the Corporation at its principal office in Danville, Virginia no later than November 22, 2004.

     In addition to any other applicable requirements, for business to be properly brought before next year's Annual Meeting by a shareholder, even if the proposal is not to be included in the Corporation's proxy statement, the Corporation's bylaws provide that the shareholder must give notice in writing to the Secretary of the Corporation no later than January 22, 2005. As to each such matter, the notice must contain (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name, record address of, and number of shares beneficially owned by, the shareholder proposing such business and (iii) any material interest of the shareholder in such business.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting other than those referred to above. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.


                                 By Order of the Board of Directors




                                 Charles H. Majors
                                 President and Chief Executive Officer
March 22, 2004

                        AMERICAN NATIONAL BANKSHARES INC.
                    AMERICAN NATIONAL BANK AND TRUST COMPANY
                     AUDIT AND COMPLIANCE COMMITTEE CHARTER

Purpose
The Audit and Compliance Committee (the "Committee") shall assist the Board of Directors in its oversight of (1) the integrity of the Corporation's financial statements and its financial reporting and disclosure practices, (2) the appointment, compensation, retention and oversight of the independent accountants engaged to prepare or issue an audit report on the financial statements of the Corporation, (3) the soundness of the Corporation's systems of internal controls regarding finance and accounting compliance, (4) the independence and performance of the Corporation's internal audit staff, and (5) compliance with significant applicable legal, ethical, and regulatory requirements. In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Board of Directors, Management, the internal auditor, the compliance officer and the independent accountants.

Membership
The Committee shall consist of at least three Directors. The members of the Audit and Compliance Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. ( "Nasdaq") and the U.S. Securities and Exchange Commission ("SEC"). The Board of Directors, upon recommendation from the Corporate Governance and Nominating Committee of the Board of Directors, shall appoint members annually, with one of the members appointed by the Corporate Governance and Nominating Committee as Committee Chair. It is the responsibility of the Chairman to schedule and preside at all meetings of the Committee and to ensure the Committee has a written agenda for its meetings.

Audit Committee Financial Expert
At least one member of the Committee must have accounting or related financial management expertise as determined by the Board in accordance with applicable listing standards. That member of the Committee must be an "audit committee financial expert" as defined by the SEC, and meet certain background qualifications of Nasdaq related to financial knowledge and experience. The person with accounting or related financial management expertise and the "audit committee financial expert" can be one and the same.

Meetings and Reports
The Audit and Compliance Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee is to meet in separate executive sessions with Management, its independent accountants, its internal auditor, and the compliance officer at least once each year and at other times when considered appropriate. The Committee shall provide regular reports with recommendations, as deemed necessary, to the Board of Directors.

Authority
In discharging its oversight role, the Committee is empowered to investigate any matters within the Committee's scope of responsibilities. The Committee shall have unrestricted access to members of Management and relevant information. The Committee may retain independent counsel, accountants or other advisors to assist it in the conduct of any investigation. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

Responsibilities and Duties
The Committee shall review and assess annually the Committee's formal charter and recommend to the Board of Directors any needed revisions thereto. In performing its oversight responsibilities, the Committee shall:

Independent Accountants

1. Be directly responsible for the appointment, compensation, retention and oversight (including the authority to terminate) of the work of the independent accountants, for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

2. Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for permissible non-audit services which are subsequently approved by the Committee.

3. Receive periodic information from the independent accountants regarding the independence of the independent accountants, discuss such information with the independent accountants, and take appropriate actions to satisfy itself of the independent accountants' independence.

4. Review the scope and approach of the annual audit with the independent accountants.

5. Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with Management. The independent accountants are responsible to the Committee and, ultimately, to the Board of Directors.

Financial Statement and Disclosure Matters

6. Ensure that the independent accountants review the Corporation's quarterly financial statements prior to the filing of its Form 10-Q.

7. Advise Management, based upon its review and discussion, whether anything has come to the Committee's attention that causes it to believe that the audited financial statements included in the Corporation's Form 10-K contain an untrue statement of material fact or omits to state a necessary material fact.

8. Provide a report for inclusion in the Corporation's proxy statement or other SEC filings required by applicable laws and regulations and stating among other things whether the Committee has:

     o Reviewed and discussed the audited annual financial statements with management.
     o Discussed with the independent accountants the matters required to be discussed by Statement of Auditing Standards No. 61.
     o Received disclosures from the independent accountants regarding their independence as required by Independence Standards Board No. 1 and discussed with the auditors their independence.
     o Recommend to the Board of Directors that the audited annual financial statements be included in the Corporation's Annual
        Report on Form 10-K.

9. Review with the independent accountants at the completion of the annual audit:

     o  The Corporation's annual financial statements and related footnotes.
     o The independent accountants' audit of the financial statements and their report.
     o Any significant changes required in the independent accountant's audit plan.
     o Any difficulties or disputes with Management encountered during the audit.
     o Other matters related to conduct, which should be communicated to the Committee under generally accepted auditing standards.

10.  Review and discuss with Management and the independent accountants:

     o  All critical accounting policies and practices to be used.
     o All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.
     o Other material written communications between the independent accountants and Management, such as any management letter or schedule of unadjusted differences.

11. Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Corporation's internal controls.

12. Review with Management any comment letters received by Management from NASDAQ or the SEC concerning any filing by the Corporation.

Internal Audit and Compliance

13. Evaluate the internal audit and compliance role, activities, organizational structure, and the annual internal audit and compliance plans with the appropriate focus on risk management.

14.  Consider and review with Management:

     o Significant findings and Management's response including the timetable for implementation to correct weaknesses. o Any difficulties encountered in the course of internal audits and compliance reviews such as restrictions on the scope of work or access to information.
     o Any changes required in the planned scope of audits and compliance reviews.
     o  The evaluation of the audit and compliance staff.

Internal Controls and Risk Assessment

15. Review and evaluate the effectiveness of the Corporation's process for assessing significant risks or exposures and the steps Management has taken to monitor and control such risks to the Corporation.

16. Assess the effectiveness of, or weaknesses in, the Corporation's internal controls, including the status and adequacy of information systems and security.

17. Review any related significant findings and recommendations of the independent accountants, the internal auditor and compliance officer together with Management's responses including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

18. Discuss with Management, the internal auditor, the compliance officer and the Corporation's independent accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.

Compliance with Laws and Regulations

19. Ascertain whether the Corporation has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.

20. Review with the Corporation's counsel and others, as necessary, any legal, tax, or regulatory matters that may have a material impact on Corporation operations and the financial statements.

Code of Ethical Conduct

21. Review and monitor, as appropriate, with the independent accountants the administration of and compliance with the Foreign Corrupt Practices Act.

22. Periodically review and revise the Corporation's Code of Conduct and ensure Management has established a system to enforce the policy. Recommend any changes to the Code to the Board of Directors for their approval.

23. Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by the employees of the Corporation of concerns regarding questionable accounting or auditing matters.


The Committee relies on the expertise and knowledge of Management, the internal auditor, the compliance officer, and the independent accountants in carrying out its oversight responsibilities. Management of the Corporation is responsible for determining the Corporation's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The independent accountants are responsible for auditing the Corporation's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to ensure compliance with laws and regulations of the Corporation's internal policies, procedures and controls.

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